SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Special Small Cap Value Fund (the “Fund”)

The table on the front cover is amended to reflect that Wells Fargo Special Small Cap Value Fund is closed to most new investors.

In addition, the following sentence is added to the section entitled “Purchase and Sale of Fund Shares - Fund Summary”.

The Fund is closed to most new investors. For further information, please see the section entitled “Additional Purchase and Redemption Information” in the SAI.

October 8, 2019	SCIT109/P204SP